UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 28, 2014

                               CEL-SCI CORPORATION
                        --------------------------------
             (Exact name of Registrant as specified in its charter)



        Colorado                        01-11889               84-0916344
 --------------------------       -------------------      -------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
of incorporation)                                          Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                    -----------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01  Entry into a Material Definitive Agreement.

     On May 22, 2015 CEL-SCI Corporation (the "Company") and Dawson James Securities, Inc. (the "Placement Agent"), entered into an agreement (the "Placement Agency Agreement") to issue and sell shares of the Company's common stock, as well as warrants to purchase shares of common stock, for the combined purchase price of $0.79 per share and warrant. Each warrant entitles the holder to purchase one share of the Company's common stock at a price of $0.79 per share. The warrants expire on May 28, 2020.

     The offering of the 20,253,164 shares and the 20,253,164 warrants closed on May 28, 2015. The net proceeds to the Company from the sale of the shares and warrants was approximately $14,872,000, after deducting the Placement Agent's commission and offering expenses.

     The shares and warrants were offered and sold pursuant to the Company's existing shelf registration statement on Form S-3 (333-196243) that was declared effective by the Securities and Exchange Commission on July 8, 2014, a Prospectus dated July 8, 2014 and a Prospectus Supplement dated May 22, 2015.

     The foregoing description of the Placement Agency Agreement is not complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, a copy of which was filed as Exhibit 1 to the Company's Report on Form 8-K dated May 22, 2015, and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

Exhibit     Description
-------     -----------

10(ccc)     Warrant Agent Agreement (as amended)



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 28, 2015.

                                     CEL-SCI CORPORATION

                                      By: /s/ Geert Kersten
                                          --------------------------------------
                                          Geert Kersten, Chief Executive Officer






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